UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                           FORM 8-K



                       CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) May 14, 2004


                   NICHOLAS FINANCIAL, INC.
    (Exact name of registrant as specified in its Charter)


   British Columbia, Canada        0-26680          8736-3354
(State or Other Jurisdiction of  (Commission   (I.R.S. Employer
 Incorporation or Organization)   File Number)  Identification No.)

  2454 McMullen Booth Road, Building C
    Clearwater, Florida                           33759
(Address of Principal Executive Offices)        (Zip Code)


                        (727) 726-0763
     (Registrant's telephone number, Including area code)


                        Not applicable
    (Former name, former address and former fiscal year, if
                 changed since last report)

Item 5.     Other Events

     Nicholas Financial, Inc. today announced that it has priced its previously announced public offering of common stock at $8.00 per share. The Company is issuing 1,100,000 shares in the offering. The proceeds of the issuance are expected to be used to pay down the Company's line of credit. In addition, approximately 900,000 shares of common stock will be sold by a group of selling shareholders. The offering is expected to close on or about May 18, 2004.



Item 7.     Financial Statements and Exhibits

Exhibit #      Description

 99    Press  release  dated  May 14, 2004,  announcing  the
    pricing of the Company's previously announced public offering of common stock at $8.00 per share. The Company is issuing 1,100,000 shares in the offering

                         SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                  NICHOLAS FINANCIAL, INC.
                        (Registrant)


  Date: May 14, 2004            /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)


    Date: May 14, 2004         /s/ Ralph T. Finkenbrink
                               Ralph T. Finkenbrink
                               (Principal Financial Officer
                                and Accounting Officer)

Exhibit Index

Exhibit     Description

 99   Press  release  dated  May 14,  2004,  announcing  the
       pricing of the Company's previously announced public offering of common stock at $8.00 per share. The Company is issuing 1,100,000 shares in the offering
                         Exhibit 99




                                       FOR IMMEDIATE RELEASE
Nicholas

Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759



Contact: Ralph Finkenbrink
         Sr. Vice President, Finance

NASDAQ: NICK
Web site: www.nicholasfinancial.com
Ph # - 727-726-0763
Fax # - 727-726-2140



Nicholas Financial Prices Public Offering of Common Stock at
                       $8.00 Per Share


Clearwater, Florida - May 14, 2004: Nicholas Financial, Inc. (Nasdaq, NICK) today announced that it has priced its previously announced public offering of common stock at $8.00 per share. The Company is issuing 1,100,000 shares in the offering. The proceeds of the issuance are expected to be used to pay down the Company's line of credit. In addition, approximately 900,000 shares of common stock will be sold by a group of selling shareholders. The offering is expected to close on or about May 18, 2004.

Ferris, Baker Watts, Incorporated is serving as the managing underwriter for the offering. The Company has also granted the underwriter an option to purchase up to 300,000 additional shares of common stock to cover over-allotments, if any.

The registration statement relating to these securities has been filed with the Securities and Exchange Commission and has been declared effective.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the common stock, which is being made only pursuant to the prospectus relating to the offering, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Copies of the prospectus relating to this offering may be obtained from the offices of Ferris Baker Watts Inc., 100 Light Street, 8th Floor, Baltimore, Maryland 21202.

Founded in 1985, Nicholas Financial provides specialty consumer finance products through its 32 branch offices located throughout the eastern United States.

Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission. Such statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.